Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of TOR Minerals, Inc. ("Registrant") for the quarter ended March 31, 2006 (the "Report") as filed with the Securities and Exchange Commission, the undersigned Chief Executive Officer of the Registrant hereby certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RICHARD L. BOWERS
Richard L. Bowers
President and Chief Executive Officer
(Principal Executive Officer)
May 15, 2006